UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 30, 2025

ATLAS ENERGY SOLUTIONS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41828	93-2154509
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5918 W. Courtyard Drive, Suite 500

Austin, Texas 78730

(Address of Principal Executive Offices) (Zip Code)

(512) 220-1200

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AESI	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On January 30, 2025, Atlas Energy Solutions Inc. (the “Company”) issued a press release announcing that, subject to market conditions, it intends to conduct an underwritten public offering (the “Offering”) of 10,000,000 shares of its common stock, par value $0.01 (“Common Stock”), pursuant to a shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333- 279434) previously filed with the U.S. Securities and Exchange Commission that became effective upon filing on May 15, 2024. In addition, the Company intends to grant the underwriters a 30-day option to purchase up to an additional 1,500,000 shares of Common Stock, on the same terms and conditions. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description

99.1	Press Release, dated January 30, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 30, 2025

ATLAS ENERGY SOLUTIONS INC.

By:	/s/ John Turner
Name:	John Turner
Title:	President and Chief Executive Officer